                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2007

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

   United States                         1-33476                56-2480744
   -------------                         -------                ----------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)         Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            -------------

      On October 10, 2007, Beneficial Mutual Bancorp, Inc. (the "Company"), the mid-tier stock holding company for Beneficial Bank (the "Bank"), issued a press release announcing that the Bank's wholly-owned subsidiary, Beneficial Insurance Services, LLC, had acquired the business of CLA Agency, Inc., a full-service property and casualty and professional liability insurance brokerage company headquartered in Newton Square, Pennsylvania. The acquisition was consummated on October 5, 2007. For more information, reference is made to the Company's press release dated October 10, 2007, a copy of which is attached to this Report as
Exhibit 99.1 and is furnished herewith.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------


        (d) Exhibits

            Number         Description
            ------         -----------

            99.1           Press Release Dated October 10, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BENEFICIAL MUTUAL BANCORP, INC.



Date:  October 10, 2007             By: /s/ Joseph F. Conners
                                        ---------------------------------------
                                        Joseph F. Conners
                                        Executive Vice President and Chief
                                          Financial Officer